VIA EDGARLINK


September 27, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  Companion Life Separate Account B
     1940 Act Registration Number: 811-10163
     1933 Act Registration Number:  333-41172
     CIK: 1031507
     Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), Companion Life Separate Account B, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies: The Alger American Fund; Federated Insurance Series; Fidelity Variable Insurance Products Fund II; MFS(R) Variable Insurance TrustSM; the Universal Institutional Funds; Scudder Investments VIT Funds; Scudder Variable Series I; T. Rowe Price Equity Income Portfolio; T. Rowe Price Personal Strategy Balanced Portfolio, T. Rowe Price New America Growth Portfolio; T. Rowe Price Limited Term Bond Portfolio; T. Rowe Price International Stock Portfolio; and Pioneer Variable Contracts Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-2 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

The Alger American Fund (CIK: 832566) filed August 18, 2004
Federated Insurance Series (CIK: 91577) filed August 27, 2004
Fidelity Variable Insurance Products Fund II (CIK: 831016) filed
September 1, 2004
MFS(R) Variable Insurance TrustSM (CIK: 918571) filed August 31, 2004
The Universal Institutional Funds, Inc. (CIK: 1011378) filed September 1, 2004 Scudder Variable Series I (CIK: 764797) filed September 1, 2004
T. Rowe Price Equity Income Portfolio (CIK: 918294) filed August 17, 2004
T. Rowe Price Personal Strategy Balanced Portfolio (CIK: 918294) filed
August 19, 2004
T. Rowe Price New America Growth Portfolio (CIK: 918294) filed August 25, 2004
T. Rowe Price Limited Term Bond Portfolio (CIK: 920467) filed August 20, 2004
T. Rowe Price International Stock Portfolio (CIK: 918292) filed August 19, 2004 Pioneer Variable Contracts Trust (CIK: 930709) filed September 1, 2004
Scudder Investments VIT Funds (CIK: 1006373) filed September 1, 2004

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,


/s/ Michael E. Huss

Michael E. Huss
Chief Securities Compliance Officer and
 Associate General Counsel
Companion Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1008
Telephone:  402.351.5225
Fax:  402.351.2000